UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

Lord Global Corporation

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction of Incorporation)	(Commission File Number	(IRS Employer identification Number

Lord Global Corporation

318 N Carson St. Suite 208

Carson City, NV 89701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (816) 304-2686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01 OTHER EVENTS.

On June 18, 2020, 27Health, Inc, (“27Health”), a wholly owned subsidiary of Lord Global Corporation, OTC: LRDG (“LRDG” or the “Company”), entered into a Definitive Joint Venture Investment and Marketing Agreement with Coviguard, Inc. (“CoviGuard”), a copy of which is attached as Exhibit 10.20 hereto (the “Coviguard Agreement”). Coviguard is a private company that has developed and plans to market its unique, patent pending, oral spray and mouthwash, a product line designed for the purpose eliminating the CO-SAR2 (COVID-19) viral load in the mouth (the “Covi-Guard™ Products”). Reference is made to the Coviguard PowerPoint Presentation, attached as Exhibit 10.21 hereto.

Pursuant to the terms of the Coviguard Agreement, 27Health agreed to invest up to $100,000 in Coviguard for the production of the Covi-Guard™ Products, including an initial advance of $20,000 for the purpose of manufacturing prototypes. In addition, the Company has agreed, as partial consideration for Coviguard granting 27Health exclusive marketing rights to Covi-Guard™ Products, to issue 1,000,000 restricted shares of LRDG’s common stock, par value $0.001 (the “Shares” or “Common Stock”) in the name of Lisa Marie Kao, the principal and owner of Coviguard, subject to the terms and conditions set forth in the Coviguard Agreement.

The parties further agreed that: (i) net revenues from the sale of Covi-Guard™ Products (other than revenues from the professional dental market), after manufacturing costs and other variable costs, shall be allocated 75% to 27Health and 25% to Coviguard or Lisa Marie Kao, at the discretion of Ms. Kao; (ii) net revenues, after expenses, from sales to the professional dental market, shall be 65% to 27Health and 35% to Coviguard or Lisa Marie Kao; (iii) after receipt by Lisa Marie Kao of $1,000,000 from the sale of the Shares, Ms. Kao shall invest any excess above $1,000,000 to purchase additional restricted shares of LRDG Common Stock from the Company at a price equal to 75% of the average closing bid price of such Shares during the twenty (20) trading days prior to the date of her reinvestment; and (iv) 27Health shall utilize the proceeds from Ms. Kao’s reinvestment for marketing and promotion of the Covi-Guard™ Products.

Reference is made to Exhibit 10.20 for complete terms and conditions of the Coviguard Agreement and to Exhibit 10.21, the recently published Coviguard PowerPoint Presentation.

Item 9.01 Exhibits

Exhibit 10.20.	Definitive Joint Venture Investment and Marketing Agreement dated June 18, 2020, filed herewith.

Exhibit 10.21.	Coviguard, Inc. PowerPoint Presentation, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2020

Lord Global Corporation

By:	/s/ Joseph Frontiere
Name:	Joseph Frontiere
Title:	Chief Executive Officer